UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2014

MONDELĒZ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Parkway North, Deerfield, Illinois	60015
(Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone number, including area code: (847) 943-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On February 18, 2014, Mondelēz International, Inc. issued a press release relating to its presentation at the Consumer Analyst Group of New York 2014 Conference. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

A live audio webcast of the presentation will be available in the investors section of our website, www.mondelezinternational.com. An archived replay of the presentation and the presentation slides will be available on the website for one year following the webcast. The presentation slides, including the related Regulation G reconciliations, are being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

This information, including Exhibits 99.1 and 99.2, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, and it will not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit Number	Description

99.1	Mondelēz International, Inc. Press Release, dated February 18, 2014.

99.2	Mondelēz International, Inc. Slide Presentation, dated February 18, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

Date: February 18, 2014

/s/ Carol J. Ward
	Name:	Carol J. Ward
	Title:	Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Mondelēz International, Inc. Press Release, dated February 18, 2014.

99.2	Mondelēz International, Inc. Slide Presentation, dated February 18, 2014.